Marketable Securities (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Short-term:
Fair value through profit or loss	[1]	$ 1,156	$ 1,209
Fair value through other comprehensive income		8,757	12,929
Total short-term marketable securities		9,913	14,138
Total marketable securities		$ 9,913	$ 14,138

[1]	The Group recognized gains (losses) from marketable securities classified as held for trading (until December 31, 2017) or debt instruments measured at fair value through profit or loss (commencing from January 1, 2018) in amounts of $136, ($149) and $53 during the years ended December 31, 2016, 2017 and 2018, respectively.